UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2013

CREDIT ONE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50320	59-3641205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Wall Street, Suite 818, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

(212) 809-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 26, 2013, Credit One Financial, Inc. (the “Company”) received a comment letter from the Staff of the Securities and Exchange Commission in connection with its review of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed on April 15, 2013.  This Form 8-K is being filed in response to the Staff’s comments to file four (4) material agreements which have not been filed previously.

Item 1.01.     Entry into a Material Definitive Agreement

(1)     On August 26, 2010, E&M International Ltd., then a wholly owned subsidiary of the Company, entered into an exclusive advertising agreement with Macau Lotus Satellite TV Media Limited (“Lotus TV”) to provide advertising services for a ten-year period commencing on September 1, 2010.  In consideration for the exclusive advertising rights granted by Lotus TV, E&M will provide advertising services and issue, over the course of the agreement, US$10 million in loans to Lotus TV.

The Exclusive Advertising Agreement and a form of the Promissory Note are filed as Exhibits 10.2 and 10.3 to this Form 8-K.

(2)  On September 27, 2012, CEM International Ltd., a wholly owned subsidiary of the Company, entered into an Advertising Time Purchase Agreement, whereby Macau Lotus Satellite TV Media Ltd is authorized by CEM to sell, on behalf of CEM, 10,000 minutes of advertising time divided into 30-second time slots for a total of 20,000 advertising slots.  The consideration for the sale is $2,014,825 of gold bullion.

This agreement is filed as an Exhibit 10.4 to this Form 8-K.

(3) On January 30, the Company entered into a Securities Purchase Agreement with certain accredited investors in a private placement.  Pursuant to the agreement, the Company agreed to issue and Investors agreed to purchase an aggregate of 183,000,000 shares of the Company's common stock, par value $0.001 per share, at a price of $0.03 per share, for an aggregate consideration of $5,490,000 in cash.  The securities described above are unregistered under the Securities Act of 1933, as amended. There are no registration rights. The securities were issued in reliance upon exemptions from registration provided by Regulation S and/or Section 4(a)(2) promulgated under the Securities Act of 1933, as amended.

This Securities Purchase Agreement is filed as an Exhibit 10.5 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.2	The Exclusive Advertising Agreement dated August 27, 2010

10.3	A Form of Promissory Note

10.4	Advertising Time Purchase Agreement dated September 27, 2012

10.5	Securities Purchase Agreement dated January 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.

/s/Dicky Cheung
Dicky Cheung
President & CEO

Date: October 9, 2013

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